• • • • • • • • • • • • • • • • • • • • • • • •

• • • • • •

▪

• • • •

• • • •

• • • •

▪ ▪

▪ ▪

• •

0 40 80 120 # o f Lo an s Coupon Rate (%) 0 50 100 # o f Lo an s Credit Score Full Documentation and Other Loans, 11% Investor Loans, 24% Loans Made to Bank Statement Borrowers, 65% FL, 16% CA, 28% GA, 5% TX, 8% NY, 8%NJ, 4% Other, 35%

Investor Loans, 24% Just Missed Prime, 11% Loans Made to Bank Statement Borrowers, 65%

FL, 22% CA, 33% TX, 7% GA, 4% Other, 35%

FL, 21% CA, 35% TX, 8%GA, 4% Other, 32%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage REIT, Inc.

Fourth Quarter & Fiscal Year 2024 Earnings Supplement

Important Notices

References herein to our "Company," "AOMR," "we," "us," or "our" refer to Angel Oak Mortgage REIT, Inc. and its subsidiaries, including Angel Oak Mortgage Operating Partnership, LP (the "Operating Partnership"), unless the context requires otherwise. Unless otherwise indicated, the term "Angel Oak" refers collectively to Angel Oak Capital Advisors, LLC ("Angel Oak Capital") and its affiliates, including Falcons I, LLC, our external manager (our "Manager"), Angel Oak Companies, LP ("Angel Oak Companies"), and the proprietary mortgage lending platform of its affiliates, Angel Oak Mortgage Solutions LLC (together with other non-operational affiliated originators, "Angel Oak Mortgage Lending"). References to "AOMT" refer to Angel Oak Mortgage Trust, Angel Oak's securitization platform, including its subsidiaries and affiliates. References to "MM" mean in millions. References to "UPB" mean unpaid principal balance.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire target assets such as non-qualified residential mortgage ("non-QM") loans, particularly those sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, business strategies, target assets, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and real estate markets specifically;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loans and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to profitably execute securitization transactions;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, the initiation or escalation of military conflicts, wildfires, and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q4 & FY 2024 Highlights & Financial Results

Financial Results

28% year over year growth in Net Interest Income, 10% year over year reduction in Operating Expense excluding Securitization Expense

FY 24 Net Interest Income ("NII")	FY 2024 NII of $36.9MM versus FY 2023 NII of $28.9MM, an expansion of 28%
FY 24 GAAP & Distributable Earnings per Share ("EPS") [1]	GAAP Diluted EPS: $1.17 / common share Dist. EPS: $0.28 / common share
FY 24 GAAP / Economic Book Value ("BV") [1]	GAAP BV: $10.17 / common share Economic BV: $13.10 / common share
Dividend	Declared dividend of $0.32 / common share paid on February 28, 2025

KEY COMMENTARY

- Net Interest Income of $36.9MM for 2024 reflects a 28% increase versus 2023, driven by methodical, accretive loan purchases and securitizations and interest rate savings; additionally, demonstrates accelerated coverage of incremental interest expense associated with senior unsecured notes issuance in July 2024
- Purchased $683.7MM of loans with a weighted average coupon ("WAC") of 7.64%, weighted average loan-to-value ratio ("LTV") of 70.2%, and a weighted average credit score of 749 in 2024
- During Q4 2024, executed the AOMT 2024-10 securitization as the sole contributor of loans and participated in the AOMT 2024-13 securitization; total scheduled unpaid principal balance of loans contributed to securitizations in 2024 was $855.4MM
- Q4 GAAP Book Value decreased **0.9%** and Economic Book Value decreased **3.3%** versus Q4 2023
- Completed a $50MM senior unsecured notes offering in July 2024 with the majority of proceeds deployed into new loan purchases; debt issuance was accretive within one quarter
- Credit performance of the portfolio remains strong; weighted average delinquency rate across residential whole loans, loans in securitization trust, and RMBS portfolios was **2.43%[2] as of the end of the fourth quarter of 2024**

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Based on % of unpaid principal balance that is 90+ days delinquent across Whole Loans, RMBS, and Residential Loans In Securitization Trust

Net Interest Income and Average Asset Balances

$000s	2024 Interest Income / Expense	2024 Average Balance	2023 Interest Income / Expense	2023 Average Balance
Interest Income				
Residential Mortgage Loans	$ 18,677	$ 271,658	$ 23,951	$ 443,781
Residential Loans in Securitization Trust	74,757	1,441,354	54,494	1,128,332
Commercial Loans	345	5,231	541	7,525
RMBS and Majority-Owned Affiliate	12,851	164,829	12,304	175,291
CMBS	1,520	6,276	1,315	6,434
US Treasury Securities	564	11,441	1,462	39,001
Other Interest Income	1,713	38,711	1,886	37,549
Total Interest Income	**$ 110,427**		**$ 95,953**	
Interest Expense				
Notes Payable	$ 13,158	$ 191,134	$ 26,042	$ 366,032
Non-Recourse Securitization Obligation collateralized by Residential Mortgage Loans	54,262	1,360,602	36,638	1,080,156
Repurchase Facilities	3,808	61,060	4,372	89,726
Senior Unsecured Notes	2,275	21,986	-	-
Total Interest Expense	**$ 73,502**		**$ 67,052**	
Net Interest Income	**$ 36,925**		**$ 28,901**	

Recourse Debt to Equity Trend

KEY COMMENTARY

- As of December 31, 2024, our Recourse Debt to Equity Ratio is approximately 1.0x.
  - AOMT 2024-10 and AOMT 2024-13 paid down approximately $401.9 million of recourse warehouse financing and replaced it with non-recourse structural leverage
  - Our Recourse Debt to Equity Ratio is expected to remain below 2.5x going forward

Notes Payable vs. Recourse Debt[1] to Equity Trend
($ millions)



$400
$200
$0
2.5x
2.0x
1.5x
1.0x
0.5x
1.7x
$198
1.0x
1.9x
$291
1.3x
1.8x
$284
1.3x
1.2x
$101
0.9x
1.8x
$333
0.7x
1.0x
$129
1.0x
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Notes Payable
Total Recourse Debt to Equity
Recourse Debt to Equity excl. US Treasury Bill Repurchase Agreements

[1] Recourse debt excludes Non-Recourse Financing Obligations, collateralized by residential loans in securitization trusts

AOMR 2024-10 Securitization

In October, AOMR was the sole participant in the $316.8MM AOMT 2024-10 securitization and contributed loans with a 7.79% Weighted Average Coupon

2024-10 Securitization Details at Issuance

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value
A1	$236,307,000	$236,307,000	5.35%	$236,306,646
A2	$15,205,000	$15,205,000	5.65%	$15,204,846
A3	$23,599,000	$23,599,000	5.80%	$23,598,707
M1	$16,472,000	$16,472,000	6.01%	$16,471,425
B1	$5,226,000	$5,226,000	7.32%	$5,202,251
B2	$6,177,000	$4,118,000	7.32%	$5,944,786
B3	$13,780,261		7.32%	$12,179,081
XS	$316,766,261			$11,631,467
A-IO-S	$316,766,261			$1,994,455
Total	**$316,766,261**	**$300,927,000**		**$328,533,666**

KEY COMMENTARY

- $316.8MM Securitization; Face Value of securities sold $300.9MM
- **7.79%** weighted average coupon of loans
- The A1 through B1 tranches were sold as well as a portion of the B2 tranche; the Company retains the economics of the unsold tranches
- Weighted average credit score: **754;** weighted average LTV: **70.3%**

AOMR 2024-13 Securitization

In December, AOMR participated in the $288.9MM AOMT 2024-13 securitization with such contributed loans having a 7.37% Weighted Average Coupon

2024-13 Securitization Details at Issuance

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value
A1	$212,596,000	$212,596,000	5.46%	$212,592,662
A2	$12,132,000	$12,132,000	5.77%	$12,131,949
A3	$23,686,000	$23,686,000	5.87%	$23,685,721
M1-A	$14,442,000	$14,442,000	6.44%	$14,441,567
M1-B	$9,420,000	$9,420,000	6.89%	$9,419,910
BX	$16,577,763		6.91%	$24,099,303
A-IO-S	$288,853,763			$1,930,179
Total	**$288,853,763**	**$272,276,000**		**$298,301,290**

KEY COMMENTARY

- $288.9MM Securitization; Face Value of securities sold $272.3MM
- **7.37%** weighted average coupon of loans
- The A1 through M1 tranches were sold; the Company retains its proportional share of the economics of the unsold tranches
- Weighted average credit score: **754**; weighted average LTV: **69.9%**

Target Asset Composition



Target Asset Composition[1,2]
($ millions)
$2,085
$2,101
$2,033
$1,892
$2,184
$2,201
595
1,194
284
488
1,221
380
463
1,201
368
285
1,448
159
302
1,453
429
321
1,697
183
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Residential Whole Loans
Residential Loans in Securitization Trust
RMBS & Investment in MOA

Key Commentary

- Whole loan purchases drove the majority of the increase in total Target Assets in 2024 versus 2023
- Residential Whole Loans and Residential Loans in Securitization Trusts balance increased by $279MM in 2024 versus 2023, supported by both new loan purchases and valuation tailwinds
- The year over year decrease in RMBS & Investment in MOA is driven by approximately $190MM fewer of Whole Pool RMBS securities held short term at quarter end in Q4 2024 versus Q4 2023; excluding these holdings, RMBS & Investment in MOA increased by $19MM
- We do not expect the Residential Whole Loan portfolio balance to grow above what we believe we can securitize in approximately two securitizations

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, Investment in majority-owned affiliate ("MOA"), Commercial Loans, and CMBS

[2] The balance of Commercial Loans and CMBS represents the difference between displayed totals and the sum of Residential Loans, Residential Loans in Securitization Trust, RMBS, and Investment in MOA

GAAP Book Value per Share



$10.26
($0.96)
$1.98
$11.28
($0.32)
($0.79)
$10.17
12/31/2023 BV
Dividends through Q3 2024
Q4 2023 – Q3 2024 BV Change¹
9/30/2024 BV
Q4 2024 Dividend
Q4 2024 BV Change ¹
Q4 2024 BV

GAAP Book Value Change Drivers & Highlights

- GAAP Book Value decreased by $0.09, or 0.9%, as of the end of 2024 versus the prior year and by $1.11, or 9.8%, versus the prior quarter
- Change in GAAP Book Value per Share in Q4 2024 versus Q3 2024 was driven by valuation headwinds in the last two weeks of Q4 2024 as compared to the end of Q3 2024, offset by continued profitable earnings growth

Note: All Book Value statistics represented on a per share basis

[1] Excluding quarterly dividend impact

Economic Book Value



$13.54
($0.96)
$1.44
$14.02
($0.32)
($0.60)
$13.10
12/31/2023 EBV
Dividends through Q3 2024
Q4 2023 – Q3 2024 EBV Change¹
9/30/2024 EBV
Q4 2024 Dividend
Q4 2024 EBV Change 1
Q4 2024 EBV

Economic Book Value reflects the impact of fair value changes for retained bonds associated with loans in securitization trusts

Economic Book Value Growth Drivers & Highlights

- Economic Book Value [2] as of the end of 2024 decreased by $0.44/share, or 3.3%, versus the prior year and by $0.92/share, or 6.6%, versus the prior quarter
- Change in Economic Book Value per Share in Q4 2024 versus Q3 2024 was driven by valuation headwinds in the last two weeks of Q4 2024 as compared to the end of Q3 2024, offset by continued profitable earnings growth

Note: All Book Value statistics represented on a per share basis

[1] Excluding quarterly dividend impact

[2] See Appendix for definition and reconciliation to comparable GAAP metrics

Distributable Earnings

	Three Months Ended		Twelve Months Ended	
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
		(in thousands)		
Net income (loss) allocable to common stockholders	$ (15,055)	$ 28,599	$ 28,750	$ 33,714
Adjustments:				
Net unrealized (gains) losses on trading securities	196	(7,618)	$ 1,026	(484)
Net unrealized (gains) losses on derivatives	136	9,191	$ (2,849)	16,985
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	23,560	(21,674)	$ (5,313)	(15,890)
Net unrealized (gains) losses on residential loans	839	(15,511)	$ (16,598)	(64,009)
Net unrealized (gains) losses on commercial loans	21	(8)	$ (27)	(91)
Non-cash equity compensation expense	177	494	2,041	1,689
Distributable Earnings	$ 9,874	$ (6,527)	$ 7,030	$ (28,086)

Key Commentary

- Distributable Earnings excludes $23.8MM of unrealized gains primarily driven by valuation increases to residential whole loans and loans in securitization trusts and non-recourse securitization obligation in 2024 and $63.5MM in 2023
- Realized losses associated with interest rate hedges against certain assets are included in Distributable Earnings, but the unrealized gains associated with increases in the valuation of those assets are excluded

Note: Please see Appendix for the Company's definition of Distributable Earnings.

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $183.1MM

Weighted Average Coupon: 7.39%

Weighted Average LTV at Origination: 71.7%

Weighted Average FICO Score at Loan Origination: 752

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 0.0%

Residential Loan Portfolio Credit Score Distribution



100
50
0
# of Loans
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Borrower Type



Full Documentation and Other Loans, 11%
Investor Loans, 24%
Loans Made to Bank Statement Borrowers, 65%

Residential Loan Geographic Diversification



FL, 16%
CA, 28%
GA, 5%
TX, 8%
NY, 8%
NJ, 4%
Other, 35%

Residential Loan Portfolio Coupon Rate Distribution



120
80
40
0
# of Loans
<6.000
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8 - 8.499
8.5-8.999
9.-9.499
9.5-9.999
10.0+
Coupon Rate (%)

As of December 31, 2024

No state in "Other" represents more than a 3% concentration of the residential mortgage loans that we owned directly as of December 31, 2024; percentages may not total to 100% due to rounding

Key Portfolio Statistics: Residential Loans by Product Type Detail

Residential Loans by Product


Investor Loans, 24%
Just Missed Prime, 11%
Loans Made to Bank Statement Borrowers, 65%

Weighted Average Credit Score by Product


810
770
730
690
650
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
FD
ICF
BS

Weighted Average LTV by Product


75%
72%
69%
66%
63%
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
FD
ICF
BS

Weighted Average Coupon by Product


9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
FD
ICF
BS

As of December 31, 2024
FD: Full Documentation, Just Missed Prime
BS: Bank Statement Borrower
ICF: Investor Loans

Key Portfolio Statistics: Loans in Securitization Trust

$000s	2021	2022	2023	2024	Total / Weighted Average
	Vintage				
UPB of loans	$ 408,158	$ 549,965	$ 253,267	$ 569,921	$ 1,781,311
Number of loans	1,046	1,292	559	1,286	4,183
Weighted Average Loan Coupon	4.77%	4.61%	4.50%	7.51%	5.56%
Average Loan Amount	$ 390	$ 426	$ 453	$ 443	$ 427
Weighted Average LTV at loan origination and deal date	66%	67%	68%	69%	67%
Weighted Average Credit Score at loan origination and deal date	746	743	733	745	743
Current 3 month CPR[1]	8.0%	6.5%	6.3%	8.2%	7.4%
90+ Delinquency (as a % of UPB)	1.9%	2.5%	2.5%	1.4%	2.0%

Loans in Securitization Trust Geographic Diversification


FL, 22%
CA, 33%
TX, 7%
GA, 4%
Other, 35%

As of December 31, 2024

No state in "Other" represents more than a 3% concentration in the underlying collateral; percentages may not total to 100% due to rounding

[1] Constant Prepayment Rate ("CPR") is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year

Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust

RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO:

Includes (1) legacy retained tranches of securitizations that AOMR was not a sole contributor to, (2) RMBS purchased in the secondary market (if any), and (3) Residential Loans in Securitization Trust.

Total Fair Value: $1,796MM

Weighted Average Coupon[1]: 5.7%

Weighted Average LTV[1]: 68.2%

90 Day Delinquency (as a % of UPB) [1]: 2.53%

Portfolio LTV Trend [1]



75%
74%
73%
72%
71%
70%
69%
68%
Jun 21
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24
Sep 24
Dec 24

90+ Day Delinquency Trend [1,2]



8%
6%
4%
2%
0%
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24
Sep 24
Dec 24

Portfolio Geographic Diversification [1]



FL, 21%
Other, 32%
CA, 35%
GA, 4%
TX, 8%

As of December 31, 2024

No state in "Other" represents more than a 4% concentration of the underlying collateral

[1] Based on UPB of entire RMBS and Residential Loans In Securitization Trust; does not include Whole Pool RMBS.

[2] As % of Original UPB.

Appendix

The AOMR Model

AOMR seeks to generate strong risk-adjusted returns and long-term capital appreciation to deliver attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure


Senior Bonds
(AAA, AA, A rating)
~85 - 90%
of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of
the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of
the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds, Junior Equity (credit sensitive), and IO Bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Income Statement (Unaudited)

(in thousands)	For the Three Months Ended December 31, 2024	For the Three Months Ended December 31, 2023	For the Twelve Months Ended December 31, 2024	For the Twelve Months Ended December 31, 2023
INTEREST INCOME, NET				
Interest income	$ 31,869	$ 24,550	$ 110,427	$ 95,953
Interest expense	22,007	16,310	73,502	67,052
NET INTEREST INCOME	9,862	8,240	36,925	28,901
REALIZED AND UNREALIZED GAINS(LOSSES), NET				
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	5,300	(10,470)	(9,228)	(37,526)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	(24,753)	35,621	23,761	63,489
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	(19,453)	25,151	14,533	25,963
EXPENSES				
Operating expenses	1,385	1,683	6,004	7,474
Operating expenses incurred with affiliate	402	433	1,845	2,105
Due diligence and transaction costs	120	177	782	310
Stock compensation	177	494	2,041	1,689
Securitization costs	2,215	158	3,799	2,484
Management fee incurred with affiliate	1,166	1,382	4,976	5,842
TOTAL OPERATING EXPENSES	5,465	4,327	19,447	19,904
INCOME (LOSS) BEFORE INCOME TAXES	(15,056)	29,064	32,011	34,960
Income tax expense (benefit)	-	465	3,261	1,246
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	$ (15,056)	$ 28,599	$ 28,750	$ 33,714
Other comprehensive income (loss)	(3,034)	3,197	1,500	16,152
TOTAL COMPREHENSIVE INCOME (LOSS)	$ (18,090)	$ 31,796	$ 30,250	$ 49,866

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:	
	December 31, 2024	December 31, 2023
	(in thousands, except for share data)	
ASSETS		
Residential mortgage loans - at fair value	$ 183,064	$ 380,040
Residential mortgage loans in securitization trusts - at fair value	1,696,995	1,221,067
RMBS - at fair value	300,243	472,058
U.S. Treasury securities - at fair value	-	149,927
Cash and cash equivalents	40,762	41,625
Restricted cash	2,131	2,871
Principal and interest receivable	8,141	7,501
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	1,515	-
Other assets	36,918	32,922
Total assets	$ 2,269,769	$ 2,308,011

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:	
	December 31, 2024	December 31, 2023
	(in thousands, except for share data)	
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 129,459	$ 290,610
Non-recourse securitization obligations, collateralized by residential loans in securitization trusts	1,593,612	1,169,154
Securities sold under agreements to repurchase	50,555	193,656
Senior unsecured notes	47,740	-
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	1,334
Due to broker	201,994	391,964
Accrued expenses	2,291	985
Accrued expenses payable to affiliate	766	748
Interest payable	934	820
Income taxes payable	2,785	1,241
Management fee payable to affiliate	666	1,393
Total liabilities	$ 2,030,802	$ 2,051,905
STOCKHOLDERS' EQUITY		
Common stock, $0.01 par value. As of December 31, 2024: 350,000,000 shares authorized, 23,500,175 shares issued and outstanding. As of December 31, 2023: 350,000,000 shares authorized, 24,965,274 shares issued and outstanding.	234	249
Additional paid-in capital	461,057	477,068
Accumulated other comprehensive (loss)	(3,475)	(4,975)
Retained earnings (deficit)	(218,849)	(216,236)
Total stockholders' equity	$ 238,967	$ 256,106
Total liabilities and stockholders' equity	$ 2,269,769	$ 2,308,011

Appendix: GAAP Reconciliation of Distributable Earnings (Unaudited)

	Three Months Ended		Twelve Months Ended	
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(in thousands)			
Net income (loss) allocable to common stockholders	$ (15,055)	$ 28,599	$ 28,750	$ 33,714
Adjustments:				
Net unrealized (gains) losses on trading securities	196	(7,618)	$ 1,026	(484)
Net unrealized (gains) losses on derivatives	136	9,191	$ (2,849)	16,985
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	23,560	(21,674)	$ (5,313)	(15,890)
Net unrealized (gains) losses on residential loans	839	(15,511)	$ (16,598)	(64,009)
Net unrealized (gains) losses on commercial loans	21	(8)	$ (27)	(91)
Non-cash equity compensation expense	177	494	2,041	1,689
Distributable Earnings	$ 9,874	$ (6,527)	$ 7,030	$ (28,086)

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	in thousands, except for share and per share data				
GAAP total stockholders' equity	238,967	265,098	255,806	263,324	256,106
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	68,784	64,522	73,053	80,599	81,942
Stockholders' equity including economic book value adjustments	$ 307,751	$ 329,620	$ 328,859	$ 343,923	$ 338,048
Number of shares of common stock outstanding at period end	23,500,175	23,511,272	24,998,549	24,965,274	24,965,274
GAAP Book value per share of common stock	$ 10.17	$ 11.28	$ 10.23	$ 10.55	$ 10.26
Economic book value per share of common stock	$ 13.10	$ 14.02	$ 13.16	$ 13.78	$ 13.54

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period total stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History (Unaudited)

(in thousands)	FY22	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24	4Q24	FY24
Interest Income	115,544	23,740	23,763	23,900	24,550	95,953	25,212	25,902	27,444	31,869	110,427
Interest Expense	63,024	16,941	17,311	16,490	16,310	67,052	16,633	16,439	18,424	22,007	73,502
NET INTEREST INCOME	**52,520**	**6,799**	**6,452**	**7,410**	**8,240**	**28,901**	**8,579**	**9,463**	**9,020**	**9,862**	**36,925**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(8,717)	(10,843)	(4,169)	(12,044)	(10,470)	(37,526)	(1,422)	(6,770)	(6,335)	5,300	(9,228)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	(201,753)	10,190	379	17,299	35,621	63,489	10,684	2,658	35,172	(24,753)	23,761
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(210,470)**	**(653)**	**(3,790)**	**5,255**	**25,151**	**25,963**	**9,262**	**(4,112)**	**28,837**	**(19,453)**	**14,533**
Operating expenses	16,651	2,670	2,842	2,084	2,293	9,889	2,563	2,148	2,013	1,906	8,631
Stock compensation	5,753	541	207	447	494	1,689	630	630	604	177	2,041
Securitization costs	3,137	883	1,027	416	158	2,484	174	1,410	-	2,215	3,799
Management fee incurred with affiliate	7,799	1,522	1,493	1,445	1,382	5,842	1,313	1,294	1,204	1,166	4,976
EXPENSES	**33,340**	**5,616**	**5,569**	**4,392**	**4,327**	**19,904**	**4,680**	**5,482**	**3,821**	**5,465**	**19,447**
INCOME (LOSS) BEFORE TAXES	**(191,290)**	**530**	**(2,907)**	**8,273**	**29,064**	**34,960**	**13,161**	**(131)**	**34,036**	**(15,056)**	**32,011**
Income tax expense (benefit)	(3,457)	-	781	-	465	1,246	287	142	2,832	-	3,261
NET INCOME (LOSS)	**(187,833)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**	**12,874**	**(273)**	**31,204**	**(15,056)**	**28,750**
Preferred dividends	(14)	-	-	-	-	-	-	-	-	-	-
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	**(187,847)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**	**12,874**	**(273)**	**31,204**	**(15,056)**	**28,750**
Other comprehensive income (loss)	(24,127)	14,804	(242)	(1,607)	3,197	16,152	1,703	125	2,706	(3,034)	1,500
TOTAL COMPREHENSIVE INCOME (LOSS)	**(211,974)**	**15,334**	**(3,930)**	**6,666**	**31,796**	**49,866**	**14,577**	**(148)**	**33,910**	**(18,090)**	**30,250**

Balance Sheet History (Unaudited)

(in thousands)	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24
Assets:									
Residential Mortgage Loans - at fair value	770,982	544,436	296,529	284,383	380,040	368,446	158,940	428,909	183,064
Residential mortgage loans in securitization trusts - at fair value	1,027,442	1,028,768	1,241,994	1,194,119	1,221,067	1,201,210	1,447,901	1,452,907	1,696,995
Commercial mortgage loans - at fair value	9,458	9,460	9,589	5,219	-	-	-	-	-
RMBS - at fair value	1,055,338	522,887	459,972	579,985	472,058	445,136	266,752	283,105	300,243
CMBS - at fair value	6,111	6,480	6,853	6,338	-	-	-	-	-
U.S. Treasury Securities - at fair value	-	399,632	299,581	149,906	149,927	149,805	149,957	49,971	-
Cash and cash equivalents	29,272	36,772	59,140	41,894	41,625	39,421	43,956	42,052	40,762
Restricted cash	10,589	20,845	9,577	1,068	2,871	2,799	2,146	2,679	2,131
Principal and interest receivable	17,497	13,645	9,836	4,691	7,501	10,591	6,174	6,630	8,141
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	14,756	-	3,294	7,857	-	-	1,702	1,651	1,515
Other assets	4,767	16,244	17,418	20,140	32,922	34,547	36,246	35,962	36,918
Total Assets	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**	**2,303,866**	**2,269,769**
Liabilities:									
Notes payable	639,870	439,252	233,970	197,797	290,610	284,002	101,200	333,042	129,459
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	1,003,485	1,012,704	1,211,441	1,161,296	1,169,154	1,146,641	1,372,272	1,353,758	1,593,612
Securities sold under agreements to repurchase	52,544	442,214	340,701	188,101	193,656	193,493	201,051	102,876	50,555
Senior unsecured notes								47,616	47,740
Due to broker	1,006,022	447,568	390,380	511,953	391,964	359,892	181,847	194,697	201,994
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	8,417	-	-	1,334	889	-	-	-
Accrued expenses	1,288	652	1,372	1,540	985	1,119	653	2,000	2,291
Accrued expenses payable to affiliate	2,006	1,184	1,055	985	748	257	397	657	766
Interest payable	2,551	1,281	705	671	820	800	460	1,312	934
Income taxes payable	-	-	-	-	1,241	1,528	78	2,785	2,785
Management fee payable to affiliate	1,967	1,519	1,483	1,455	1,393	10	10	25	666
Total Liabilities	**2,709,733**	**2,354,791**	**2,181,107**	**2,063,798**	**2,051,905**	**1,988,631**	**1,857,968**	**2,038,768**	**2,030,802**
Equity:									
Preferred stock	-	-	-	-	-	-	-	-	-
Common stock	249	249	249	249	249	249	249	234	234
Additional paid in capital	475,379	475,920	476,127	476,574	477,068	477,698	478,328	461,249	461,057
Accumulated other comprehensive income (loss)	(21,127)	(6,323)	(6,565)	(8,172)	(4,975)	(3,272)	(3,147)	(441)	(3,475)
Retained (deficit) earnings	(218,022)	(225,468)	(237,135)	(236,849)	(216,236)	(211,351)	(219,624)	(195,944)	(218,849)
Total Stockholders Equity	**236,479**	**244,378**	**232,676**	**231,802**	**256,106**	**263,324**	**255,806**	**265,098**	**238,967**
Total Liabilities and Equity	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**	**2,303,866**	**2,269,769**